UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

Commission File Number: 0-25662
ANADIGICS, Inc.
(Exact name of registrant as specified in its charter)
Delaware	22-2582106
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

141 Mt. Bethel Road, Warren, NJ	07059
(Address of prinicipal executive offices)	(Zip Code)

908-668-5000
(Registrants telephone number, including area code)

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 relating to Anadigics, Inc. ( the “Corporation”) amendment and restatement of its By-laws is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2014, the Board of Directors of the “Corporation” adopted a resolution amending and restating the Corporation's by-laws (the “By-Laws”), effective immediately. The amendment to Article VII of the By-laws added a new Section 5 providing that the sole and exclusive forum for adjudication of certain derivative and other lawsuits against the Corporation, its directors, officers or employees involving the internal affairs of the Corporation shall be a state or federal court located within the State of Delaware. A copy of the amended and restated By-Laws in their entirety is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

3.1 Amended and Restated By-Laws of Anadigics, Inc., amended as of January 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2014	ANADIGICS, Inc.
By: /s/ Rachel E. Braverman
Name: Rachel E. Braverman
Title: General Counsel, VP Human Resources

Exhibit 3.1

AMENDED AND RESTATED

BY-LAWS

ANADIGICS, INC.

ARTICLE I.

OFFICES

SECTION 1. The registered office of ANADIGICS, Inc., a Delaware corporation (the “Corporation”), shall be located in Wilmington, Delaware.

SECTION 2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II.

MEETINGS OF STOCKHOLDERS

SECTION 1. The annual meeting of the stockholders of the Corporation shall be held at such place, within or without the State of Delaware, at such time and on such day of each year, as may be determined by the Board of Directors and as such shall be designated in the notice of said meeting, for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting.  If for any reason the annual meeting shall not be held during the period designated herein, the Board of Directors shall cause the annual meeting to be held as soon thereafter as may be convenient.

SECTION 2. Special meetings of the stockholders of the Corporation for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be held at any place, within or without the State of Delaware, and may only be called by resolution of the Board of Directors.

SECTION 3. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more then 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.  If the Board shall not fix such a record date, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business an the day next preceding the day on which the meeting is held, and (ii) in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders, the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board of Directors shall adopt the resolution relating thereto.  Determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 4. The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders of the Corporation for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation.  If a quorum is present or represented, the affirmative vote of a majority of the shares of capital stock present or represented at the meeting shall be the act of the stockholders of the Corporation unless the vote of a greater number of shares of stock is required by law or by the Certificate of Incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders of the Corporation, the stockholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 5. The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.  Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the chairman, are necessary, appropriate or convenient for the proper conduct of the meeting including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot.  Unless, and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

SECTION 6. In order to properly submit any business to an annual meeting of stockholders, a stockholder must give timely notice in writing to the secretary of the Corporation.  To be considered timely, a stockholder’s notice must be delivered either in person or by United States certified mail, postage prepaid, and received at the principal executive offices of the Corporation (a) not less than 90 days nor more than 120 days before the first anniversary date of the Corporation’s proxy statement in connection with the last annual meeting of stockholders or (b) if no annual meeting was held in the previous year or the date of the applicable annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, not less than a reasonable time, as determined by the Board of Directors, prior to the date of the applicable meeting.  Nomination of persons for election to the Board of Directors may be made by the Board of Directors or any committee designated by the Board of Directors or by any stockholder entitled to vote for the election of directors at the applicable meeting of stockholders.  However, nominations other than those made by the Board of Directors or its designated committee must comply with the procedures set forth in this Section 6, and no person shall be eligible for election as a director unless nominated in accordance with the terms of this Section 6.  A stockholder may nominate a person or persons for election to the Board of Directors by giving written notice to the secretary of the Corporation in accordance with the procedures set forth above.  The secretary of the Corporation shall deliver any stockholder proposals and nominations received in a timely manner for review by the Board of Directors or a committee designated by the Board of Directors.  A stockholder’s notice to submit business to an annual meeting of stockholders shall set forth (i) the name and address of the stockholder, (ii) the class and number of shares of stock beneficially owned by such stockholder, (iii) the name in which such shares are registered on the stock transfer books of the Corporation, (iv) a representation that the stockholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (v) any material interest of the stockholder in the business to be submitted and (vi) a brief description of the business desired to be submitted to the annual meeting, including the complete text of any resolutions to be presented at the annual meeting and the reasons for conducting such business at the annual meeting.  In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation.  In addition to the information required above to be given by a stockholder who intends to submit business to an annual meeting of stockholders, if the business to be submitted is the nomination of a person or persons for election to the Board of Directors then such stockholder’s notice must also set forth, as to each person whom the stockholder proposes to nominate for election as a director, (a) the name, age, business address and, if known, residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of stock of the Corporation which are beneficially owned by such person, (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (e) the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected and (f) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.  Any person nominated for election as director by the Board of Directors or any committee designated by the Board of Directors shall, upon the request of the Board of Directors or such committee, furnish to the secretary of the Corporation all such information pertaining to such person that is required to be set forth in a stockholder’s notice of nomination.  Notwithstanding the foregoing provisions of this Section 6, a stockholder who seeks to have any proposal included in the Corporation’s proxy statement shall comply with the requirements of Regulation 14A under the Exchange Act.

SECTION 7. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board of Directors at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting may be made only (i) by the Board of Directors or a committee designated by the Board of Directors, or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who was a stockholder of record at the time of the giving of notice of such meeting and who shall be entitled to vote at the meeting and who complies with the provisions set forth in this Section 7.  Any stockholder proposing to nominate a director at such special meeting must give notice thereof containing the information required by Section 6 hereof in case of a nomination to be made by a stockholder at an annual meeting of stockholders to the secretary of the Corporation not more than 120 days prior to such special meeting and not later than the later of 90 days prior to such special meeting or the 10th day following the day on which public announcement (by means of a press release reported by Bloomberg, the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act) is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

SECTION 8. The Board of Directors, in advance of any meeting of the stockholders may appoint one or more inspectors to act at the meeting.  If inspectors are not so appointed, the person presiding at the meeting may appoint one or more inspectors.  If any person so appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at the meeting with strict impartiality and according to the best of such person’s ability.  The inspectors so appointed, if any, shall determine the number of shares outstanding, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies and shall receive votes, ballots, waivers, releases or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, waivers, releases or consents, determine and announce the results and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the person presiding at the meeting, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them.  Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

SECTION 9. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be affected by a consent in writing in lieu of a meeting of such stockholders.

ARTICLE III.

DIRECTORS

SECTION 1. The business and affairs of the Company shall be managed by or under the direction of a Board of Directors consisting of such number of directors as is determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors; provided, however, that in no event shall the number of directors be less than three nor more than twelve.  The directors shall be divided into three classes, designated Class I, Class II and Class III.  Each class shall consist, as nearly as may be possible, of one-third (1/3) of the total number of directors constituting the entire Board of Directors.  The initial classes shall be elected as follows:  Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term.  At each succeeding annual meeting of the stockholders of the Corporation, successors to the class of directors whose term expires at that annual meeting shall be elected for three-year terms.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.  A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.  Directors need not be stockholders of the Corporation.

SECTION 2. Except as otherwise required by law, any vacancy on the Board of Directors that results from an increase in the number of directors and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.  Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.  A vacancy created by the removal of a director by the stockholders of the Corporation may be filled by the stockholders.

SECTION 3. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be announced at the annual meeting of the stockholders of the Corporation and no other notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or, in the event such meeting is not held at the time and place so fixed by the stockholders of the Corporation, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

SECTION 4. Regular meetings of the Board of Directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the Board of Directors.

SECTION 5. Special meetings of the Board of Directors may be called by the Chief Executive Officer or the Chairman of the Board or the Lead Independent Director (if there is a Lead Independent Director) on two days’ notice to each director, either personally or by mail or by electronic mail, facsimile, telegram or telex; special meetings shall be called by the Chief Executive Officer or Secretary in like manner and on like notice on the written request of two directors.

SECTION 6. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

SECTION 7. At all meetings of the Board of Directors, a majority of the total number of directors then constituting the whole board but in no event less than two directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these By-Laws.  If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 8. Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee thereof.  Meetings by telephone conference of the Board of Directors or of any committee thereof shall be valid meetings for the purpose of taking any action which would otherwise be taken at a regularly convened meeting; provided, that actions taken during a telephonic conference shall be valid only if it is established that each member of the meeting convened by telephonic conference is able to hear each other member.

SECTION 9. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.  A quorum of a committee shall consist of a majority of its members unless otherwise provided by resolution of the Board of Directors.  The majority vote of a quorum shall be required for the transaction of business.  Each such committee shall keep a record of its proceedings and all actions of each such committee shall be reported to the Board of Directors at the meeting thereof next succeeding the taking of such action.

SECTION 10. The Chairman of the Board of Directors shall be chosen by the Board of Directors from among the directors and shall preside at all meetings of stockholders of the Corporation and the Board of Directors and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors.

SECTION 11. The Lead Independent Director (if there is a Lead Independent Director) shall be chosen from among the independent directors by the Board of Directors, and shall (i) preside at all meetings of the Board of Directors at which the Chairman is not present, (ii) call and chair meetings of the independent directors, (iii) provide advice with respect to the selection of committee chairs and members; and (iv) perform such other duties as the Board of Directors may from time to time delegate to assist the Board of Directors in the fulfillment of its responsibilities.

SECTION 12. For their services as directors or as members of committees, non-employee directors shall be entitled to and shall receive such compensation, reimbursement of expenses, attendance fees and other allowances as determined by resolution of the Board of Directors.

ARTICLE IV.

NOTICES

SECTION 1. Whenever, under the provisions of statute or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.  Notice to directors may also be given by electronic mail, facsimile, telegram, telex or delivered to such director personally.

SECTION 2. Whenever any notice is required to be given under the provisions of statute or of the Certificate of Incorporation or of these By-Laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE V.

OFFICERS

SECTION 1. The officers of the Corporation shall be chosen by the Board of Directors and shall be a chief executive officer, president, one or more vice-presidents, a secretary and a treasurer.  The Board of Directors may also choose one or more assistant secretaries and assistant treasurers and such subordinate officers as may, from time to time, be deemed desirable.  Two or more offices may be held by the same person except the offices of chief executive officer or president and secretary or the offices of chief executive officer or president and vice-president.

SECTION 2. The Board of Directors shall appoint officers of the Corporation at its first meeting after each annual meeting of the stockholders of the Corporation.

SECTION 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary and such officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

SECTION 4. The officers of the Corporation shall hold office until their successors are chosen and qualified.  Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.  Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

CHIEF EXECUTIVE OFFICER

SECTION 5. The chief executive officer shall have general and active management of the business of the Corporation, subject to the direction of the Board of Directors, and shall see that all orders and resolutions of the Board of Directors and committees thereof are carried into effect, and shall perform all duties incident to the office of a chief executive officer of a corporation, and such other duties as from time to time may be assigned by the Board of Directors.

PRESIDENT

SECTION 6. The president shall perform such duties as may be assigned to the president from time to time by the Board of Directors or the Chief Executive Officer.

VICE-PRESIDENTS

SECTION 7. Any vice-presidents elected shall have such duties as the Board of Directors or chief executive officer may from time to time prescribe, and shall, except as the Board of Directors may otherwise direct, perform such duties under the general supervision of the chief executive officer and president.

SECRETARY

SECTION 8. The secretary shall take minutes of the proceedings of the stockholders and the Board of Directors and record the same in a suitable book for preservation.  The secretary shall give notice of all regular and duly called special meetings of the stockholders of the Corporation and the Board of Directors.  The secretary shall have charge of and keep the seal of the Corporation, and shall affix the seal, attested by his signature, to such instruments as may require the same.  Unless the Board of Directors shall have appointed a transfer agent, the secretary shall have charge of the certificate books, transfer books and stock ledgers, and shall prepare voting lists prior to all meetings of the stockholders of the Corporation.  The secretary shall have charge of such other books and papers as the Board of Directors may direct and shall perform such other duties as may be prescribed from time to time by the Board of Directors, the chief executive officer or the president.

ASSISTANT SECRETARY

SECTION 9. The assistant secretary, if there shall be one, or, if there shall be more than one, the assistant secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors or the officer to whom such assistant secretary reports may from time to time prescribe.

TREASURER

SECTION 10. The treasurer shall have custody of the funds, securities and other assets of the Corporation.  The treasurer shall keep a full and accurate record of all receipts and disbursements of the Corporation, and shall deposit or cause to be deposited in the name of the Corporation all monies or other valuable effects in such banks, trust companies or other depositories as may from time to time be selected by the Board of Directors.  The treasurer shall have power to make and endorse notes and pay out monies on check without countersignature and shall perform such other duties as may be prescribed by the Board of Directors or the chief executive officer.

ASSISTANT TREASURER

SECTION 11. The assistant treasurer, if there shall be one, or, if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors or the officer to whom such assistant treasurer reports may from time to time prescribe.

ARTICLE VI.

CERTIFICATES FOR SHARES

LOST CERTIFICATES

SECTION 1. Notwithstanding the adoption of a resolution by the Board of Directors of the Corporation permitting shares to be uncertificated, the Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed.  When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the Corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost, stolen or destroyed.

TRANSFER OF SHARES

SECTION 2. In the case of certificated shares of stock, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the Corporation.  In the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing and upon compliance with appropriate procedures for transferring shares in uncertificated form, the transaction shall be recorded upon the books of the Corporation.

REGISTERED STOCKHOLDERS

SECTION 3. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

SIGNING AUTHORITY

SECTION 4. All contracts, agreements, assignments, transfers, deeds, stock powers or other instruments of the Corporation may be executed and delivered by the chief executive officer, president or any vice-president or by such other officer or officers, or agent or agents, of the Corporation as shall be thereunto authorized from time to time either by the Board of Directors or by power of attorney executed by any person pursuant to authority granted by the Board of Directors; and the secretary or any assistant secretary or the treasurer or any assistant treasurer may affix the seal of the Corporation thereto and attest same.

ARTICLE VII.

GENERAL PROVISIONS

CHECKS

SECTION 1. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

FISCAL YEAR

SECTION 2. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SEAL

SECTION 3. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.”  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

INDEMNIFICATION

SECTION 4. The Corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware, as the same exists or may be hereafter amended (but, in the case of any amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment).

FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

SECTION 5.  Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

ARTICLE VIII.

AMENDMENTS

SECTION 1. These By-Laws may be altered, amended or repealed or new By-Laws may be adopted (a) at any regular or special meeting of the stockholders of the Corporation by the affirmative vote of 80% of the outstanding capital stock entitled to vote at such meeting, provided that notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting, or (b) by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the board.  The stockholders of the Corporation shall have authority to change or repeal any By-Laws adopted by the Board of Directors.

Effective:  January 21, 2014